UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 1, 2020

Shell Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079

(Address of principal executive offices and zip code)

(832) 337-2034

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	SHLX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (*230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (*240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2020, Shell Midstream Partners, L.P. (the “Partnership”) and Triton West LLC (“Triton”) completed the previously announced acquisition of (i) 79% of the issued and outstanding membership interests in Mattox Pipeline Company LLC, from Shell GOM Pipeline Company LLC (“SGOM”) and (ii) certain logistics assets at the Shell Norco Manufacturing Complex located in Norco, Louisiana, which are comprised of crude, chemicals, intermediate and finished product pipelines, storage tanks, docks, truck and rail racks and supporting infrastructure, from Equilon Enterprises LLC d/b/a Shell Oil Products US (“SOPUS”) and Shell Chemical LP (“Shell Chemical”), respectively (collectively, the “Acquisition”). Simultaneously with the closing of the Acquisition, the Partnership and Shell Midstream Partners GP LLC, the general partner of the Partnership (the “general partner”), completed (i) the cancellation of the Partnership incentive distribution rights (“IDRs”) held by the general partner and of the 4,761,012 units held by the general partner, and (ii) the conversion of the general partner’s two percent general partner interest in the Partnership into a non-economic general partner interest in the Partnership (the “GP/IDR Restructuring” and, together with the Acquisition, the “Overall Transaction”).

The Acquisition closed pursuant to a Purchase and Sale Agreement, dated as of February 27, 2020 (the “Purchase and Sale Agreement”), by and among the Partnership, Triton, SGOM, Shell Chemical, SOPUS, and Shell Pipeline Company LP (“SPLC”). The GP/IDR Restructuring closed pursuant to a Partnership Interests Restructuring Agreement, dated as of February 27, 2020 (the “Partnership Interests Restructuring Agreement”), by and between the Partnership and the general partner. The total consideration for the Overall Transaction was $1.2 billion of Series A perpetual convertible preferred units (the “Series A Preferred Units”) at a price of $23.63 per unit, plus 160 million newly issued common units representing limited partner interests in the Partnership (the “Common Units”).

Upon the closing of the Overall Transaction, the Partnership has 393,289,537 Common Units outstanding, of which SPLC’s wholly owned subsidiary, Shell Midstream LP Holdings LLC (“LP Holdings”), owns 269,457,304 Common Units in the Partnership, representing an aggregate 68.5% limited partner interest. SPLC also owns a 100% interest in the general partner. The terms of the Overall Transaction were approved by the board of directors of the general partner (the “Board”), based on the approval and recommendation of the conflicts committee of the Board, which consists entirely of independent directors. The conflicts committee engaged an independent financial advisor and legal counsel.

The foregoing descriptions of the Purchase and Sale Agreement and the Partnership Interests Restructuring Agreement are not complete and are qualified in their entirety by reference to the full text of the Purchase and Sale Agreement and the Partnership Interests Restructuring Agreement, which were filed as Exhibits 10.1 and 10.2 to the Partnership’s Current Report on Form 8-K filed on February 28, 2020 and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The descriptions in Item 2.01 above of the Partnership’s issuance of the Common Units and the Series A Preferred Units in connection with the Overall Transaction is incorporated into this Item 3.02 by reference, insofar as such information relates to the sale of unregistered equity securities. The sale and issuance of the Partnership’s Common Units and Series A Preferred Units in connection with the Overall Transaction are exempt from registration under Section 4(a)(2) of the Securities Act of 1933.

A summary of the rights, preferences and privileges of the Series A Preferred Units is set forth under the heading “Series A Preferred Units” in Item 1.01 of the Partnership’s Current Report on Form 8-K filed on February 28, 2020 and is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Securities Holders.

On April 1, 2020, the Partnership issued the Series A Preferred Units pursuant to the Purchase and Sale Agreement, which Series A Preferred Units entitle their holders to certain rights that are senior to the rights of holders of Common Units, such as rights to certain distributions and rights upon liquidation of the Partnership. The general effect of the issuance of the Series A Preferred Units upon the rights of the holders of Common Units is more fully described in Items 2.01 and 5.03 of this Report, which descriptions are incorporated in this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of the Overall Transaction, the general partner entered into a Second Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of April 1, 2020 (the “Second Amended and Restated

Partnership Agreement”). Among other things, the Second Amended and Restated Partnership Agreement provides for the (i) cancellation of the IDRs, (ii) conversion of the general partner’s 2.0% general partner interest in the Partnership into a non-economic general partner interest, (iii) elimination of certain legacy provisions that no longer apply, including provisions related to the IDRs and the economic general partner interest, and (iv) authorization and establishment of the rights and preferences of the Series A Preferred Units, including certain other changes that the general partner determined are necessary and appropriate in connection with the issuance of the Series A Preferred Units.

A summary of the rights, preferences and privileges of the Series A Preferred Units and other material terms and conditions of the Second Amended and Restated Partnership Agreement is set forth under the heading “Series A Preferred Units” in Item 1.01 of the Partnership’s Current Report on Form 8-K filed on February 28, 2020 and is incorporated herein by reference.

The disclosure contained in this Item 5.03 does not purport to be a complete description of the Second Amended and Restated Partnership Agreement and is qualified in its entirety by reference to the full text of the Second Amended and Restated Partnership Agreement, which is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On April 2, 2020, the Partnership issued a press release announcing the closing of the Overall Transaction. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including the exhibits referenced therein) shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by the Partnership pursuant to the Securities Act of 1933, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

3.1	Second Amended and Restated Agreement of Limited Partnership of Shell Midstream Partners, L.P., dated as of April 1, 2020.

99.1	Press Release dated April 2, 2020, issued by Shell Midstream Partners, L.P.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC, its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date: April 2, 2020